Morgan Stanley India Investment Fund, Inc.

Third Quarter Report – September 30, 2023 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (99.0%)
Air Freight & Logistics (1.3%)
Delhivery Ltd. (a)	716,492	$3,552

Automobile Components (2.0%)
Samvardhana Motherson International Ltd.	4,939,301	5,690

Automobiles (5.9%)
Bajaj Auto Ltd.	88,449	5,380
Mahindra & Mahindra Ltd.	589,208	11,003
		16,383
Banks (23.5%)
Axis Bank Ltd.	1,460,155	18,176
Federal Bank Ltd.	3,297,659	5,829
ICICI Bank Ltd.	2,340,391	26,813
IndusInd Bank Ltd.	289,971	4,971
State Bank of India	1,353,893	9,725
		65,514
Beverages (1.8%)
United Breweries Ltd.	262,215	4,911

Capital Markets (1.5%)
HDFC Asset Management Co. Ltd.	130,673	4,162

Chemicals (3.6%)
Aarti Industries Ltd.	589,578	3,481
Pidilite Industries Ltd.	227,318	6,667
		10,148
Commercial Services (1.4%)
JSW Infrastructure Ltd. Anchor (a)(b)	2,719,710	3,780

Construction & Engineering (5.9%)
KEC International Ltd.	592,080	4,714
Larsen & Toubro Ltd.	325,685	11,833
		16,547
Consumer Finance (10.6%)
Bajaj Finance Ltd.	108,939	10,218
Cholamandalam Investment & Finance Co. Ltd.	603,348	8,826
Mahindra & Mahindra Financial Services Ltd.	1,636,922	5,921
SBI Cards & Payment Services Ltd.	494,903	4,706
		29,671
Financial Services (1.9%)
Aavas Financiers Ltd. (a)	258,647	5,408

Food Products (1.0%)
Bikaji Foods International Ltd.	495,421	2,888

Health Care Providers & Services (2.2%)
Apollo Hospitals Enterprise Ltd.	99,727	6,158

Hotels, Restaurants & Leisure (6.0%)
MakeMyTrip Ltd. (a)	129,716	5,257
Restaurant Brands Asia Ltd. (a)	2,879,682	4,318
Zomato Ltd. (a)	5,929,919	7,222
		16,797
Household Durables (1.9%)
Crompton Greaves Consumer Electricals Ltd.	1,421,914	5,297

Information Technology Services (8.3%)
Infosys Ltd.	1,339,787	23,025

Insurance (6.4%)
ICICI Prudential Life Insurance Co. Ltd.	843,512	5,741
SBI Life Insurance Co. Ltd.	522,067	8,189
Star Health & Allied Insurance Co. Ltd. (a)	537,676	3,888
		17,818
Office REITs (1.2%)
Embassy Office Parks REIT	964,367	3,490

Oil, Gas & Consumable Fuels (5.0%)
Reliance Industries Ltd.	494,554	13,924

Personal Care Products (2.9%)
Godrej Consumer Products Ltd. (a)	676,515	8,070

Pharmaceuticals (2.7%)
Alkem Laboratories Ltd.	84,438	3,661
Mankind Pharma Ltd. (a)	178,280	3,845
		7,506
Real Estate Management & Development (2.0%)
Keystone Realtors Ltd. (a)	556,139	3,759
Sobha Ltd.	204,197	1,731
		5,490
TOTAL COMMON STOCKS (Cost $206,294)		276,229

Morgan Stanley India Investment Fund, Inc.

Third Quarter Report – September 30, 2023 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (c) (Cost $2,006)	2,006,419	$2,006
TOTAL INVESTMENTS (99.7%) (Cost $208,300) (d)(e)(f)		278,235
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)		761
NET ASSETS (100.0%)		$278,996

(a)	Non-income producing security.
(b)	This security is subject to restriction on resale and at September 30, 2023 amounts to approximately $3,780,000 and represents 1.4% of net assets.
(c)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended September 30, 2023, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.
(d)	The approximate fair value and percentage of net assets, $267,192,000 and 95.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to Portfolio of Investments.
(e)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended September 30, 2023, the Fund did not engage in any cross-trade transactions.
(f)	At September 30, 2023, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $75,014,000 and the aggregate gross unrealized depreciation is approximately $5,079,000, resulting in net unrealized appreciation of approximately $69,935,000.
REIT	Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	28.3%
Banks	23.5
Consumer Finance	10.7
Information Technology Services	8.3
Insurance	6.4
Hotels, Restaurants & Leisure	6.0
Construction & Engineering	5.9
Automobiles	5.9
Oil, Gas & Consumable Fuels	5.0
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley India Investment Fund, Inc.

Third Quarter Report — September 30, 2023 (unaudited)

Notes to the Portfolio of Investments

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions (“spot contracts”) and foreign exchange forward contracts (“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" (“ASC 820”), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley India Investment Fund, Inc.

Third Quarter Report — September 30, 2023 (unaudited)

Notes to the Portfolio of Investments (cont'd)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Investment Type	Level 1 Unadjusted Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$3,552	$—	$3,552
Automobile Components	—	5,690	—	5,690
Automobiles	—	16,383	—	16,383
Banks	—	65,514	—	65,514
Beverages	—	4,911	—	4,911
Capital Markets	—	4,162	—	4,162
Chemicals	—	10,148	—	10,148
Commercial Services	—	3,780	—	3,780
Construction & Engineering	—	16,547	—	16,547
Consumer Finance	—	29,671	—	29,671
Financial Services	—	5,408	—	5,408
Food Products	—	2,888	—	2,888
Health Care Providers & Services	—	6,158	—	6,158
Hotels, Restaurants & Leisure	5,257	11,540	—	16,797
Household Durables	—	5,297	—	5,297
Information Technology Services	—	23,025	—	23,025
Insurance	—	17,818	—	17,818
Office REITs	—	3,490	—	3,490
Oil, Gas & Consumable Fuels	—	13,924	—	13,924
Personal Care Products	—	8,070	—	8,070
Pharmaceuticals	—	7,506	—	7,506
Real Estate Management & Development	—	5,490	—	5,490
Total Common Stocks	5,257	270,972	—	276,229
Short-Term Investment
Investment Company	2,006	—	—	2,006
Total Assets	$7,263	$270,972	$—	$278,235

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.